UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2012

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34259	30-0513080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As indicated within its Annual Report on Form 10-K for the year ended December 31, 2011, Willbros Group, Inc., a Delaware corporation (the “Registrant”) announced in January 2012, that it has redefined its operating segments. Canada was designated as a separate segment in recognition of the growth potential in the oil sands and the growth and performance objectives established for the country management team. The remainder of the Upstream Oil & Gas segment and the Downstream Oil & Gas segment were combined into a single new segment entitled “Oil & Gas” with two primary business activities – Professional Services and Construction and Maintenance. In addition, one of the Registrant’s Utility T&D subsidiaries, Premier was moved into the Oil & Gas segment under Professional Services to augment the Registrant’s integrity services business. The Registrant has revised its presentation of its reportable segments to reflect these changes and has retrospectively adjusted all comparable prior period information on that basis.

The Registrant is filing this current report on Form 8-K to reflect the impact of the segment realignment on previously issued financial statements. This will permit the Registrant to incorporate these financial statements by reference in future Securities and Exchange Commission (“SEC”) filings. The impact of the segment realignment is reflected in the following sections of the Registrant’s 2011 Form 10-K, which has been revised and are included as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this current report on Form 8-K:

•	Part I, Items 1. and 2. Business and Properties and Part I, Item 1A. Risk Factors;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15(a)(2). Financial Statement Schedule.

The Notes to the Financial Statements in Item 8 that were impacted by the segment realignment include:

Note 1	Summary of Significant Accounting Policies

Note 3	Acquisitions

Note 7	Goodwill and Other Intangible Assets

Note 15	Segment Information

Note 18	Quarterly Financial Data (Unaudited)

This current report on Form 8-K speaks as of April 9, 2012, the date the Registrant filed its 2011 Form 10-K and does not reflect events occurring after April 9, 2012, and none of the information included in this current report on Form 8-K modifies or updates the disclosures in the 2011 Form 10-K, other than as required to reflect the segment realignment as described above. Significant developments with respect to those disclosures, including changes to the Registrant’s business, have occurred and are described in subsequent filings with the SEC, including the Registrant’s quarterly report on Form 10-Q for the quarter ended March 31, 2012 and the Registrant’s current reports on Form 8-K filed subsequent to the 2011 Form 10-K. This current report on Form 8-K should be read in conjunction with the 2011 Form 10-K and the Registrant’s subsequent filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Grant Thornton LLP.

99.1	Form 10-K Items 1. and 2. Business and Properties and Item 1A. Risk Factors (Goodwill risk factor only).

99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2011, 2010, 2009, 2008 and 2007.

99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, with Reports of PricewaterhouseCoopers LLP and Grant Thornton LLP and Item 15(a)(2). Financial Statement Schedule, with Report of Grant Thornton LLP.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101. DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Calculation Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Calculation Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: June 29, 2012	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Grant Thornton LLP.

99.1	Form 10-K Items 1. and 2. Business and Properties and Item 1A. Risk Factors (Goodwill risk factor only).

99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2011, 2010, 2009, 2008 and 2007.

99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, with Reports of PricewaterhouseCoopers LLP and Grant Thornton LLP and Item 15(a)(2). Financial Statement Schedule, with Report of Grant Thornton LLP.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101. DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Calculation Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Calculation Presentation Linkbase Document.